CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of SonicShares Global Shipping ETF, a series of Tidal ETF Trust.

                        /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 30, 2021